Cappiello-Rushmore Trust
Utility Income Fund
Growth Fund
Emerging Growth Fund

Supplement dated November 15, 2000 to Prospectus dated November 1, 2000

The line graph on Page 20 of the Cappiello-Rushmore Trust prospectus understated the return of the Emerging Growth Fund for the one-year period. Please replace page 20 with the following.

Performance Comparison

Assuming a $10,000 initial investment, the following graph compares the total returns of the Funds to the performance of the S&P 500 IndexTM and Russell 2000 Index since the Funds began operating on October 6, 1992.  Please remember that past performance does not necessarily reflect how the Funds may perform in the future.

Average Annual Total Returns as of June 30, 2000

	Utility Income Fund	Growth Fund	Emerging Growth Fund
One Year	(7.05)%	(8.86)%	30.36%
Five Year	10.31%	12.76%	6.85%
Since Inception	7.21%	13.56%	10.12%

Investors should retain this Supplement for future reference.